                                                                   EXHIBIT 10.10

                        Agreement with Sherman Dreiseszun

                         VIRTUAL TECHNOLOGY CORPORATION

                 Common Stock and Common Stock Purchase Warrants

              SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT

     This Agreement is made and entered into between Virtual Technology Corporation, a Minnesota corporation, (the "Company"), and Sherman Dreiseszun (the "Subscriber").

     This Agreement is entered into by the Company and the Subscriber in connection with the Subscriber's desire to acquire securities of the Company and as a condition of the issuance by the Company of such securities. The Subscriber understands that the payment made to the Company in connection herewith will be placed in the Company's general banking account for immediate use by the Company without escrow of any kind.

1.   AGREEMENT OF PURCHASE AND SALE;  PAYMENT OF PURCHASE PRICE.

     The Company agrees to sell the subscription to the Subscriber, and the Subscriber agrees to purchase from the Company, 757,576 shares (the "Shares") of Common Stock of the Company (the "Common Stock"), together with two-year warrants to purchase up to an additional 200,000 shares of Common Stock at an exercise price of $9.00 per share (the "Warrants"), for the purchase price of $2,500,000 in the aggregate. The Warrants will be in the form attached hereto as Exhibit A. Concurrently with the delivery of this Agreement, the Subscriber will deliver to the Company a cashier's, certified or business check in the amount of $2,500,000 made payable to the Company, or other cash equivalent representing cash payment in full for payment of the Shares and Warrants.

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

     In consideration of the Subscriber's subscription for the Shares and Warrants, the Company represents, warrants and covenants to Subscriber as follows:

     (a) ORGANIZATION. The Company is duly organized, validly existing and in good standing under the laws of the State of Minnesota.

     (b) CORPORATE AUTHORIZATION. The execution and delivery of this Agreement, and the consummation of all of the transactions contemplated hereby, have been duly authorized by proper corporate action of the Company.

     (c) REGISTRATION OF CERTAIN OF THE SHARES. The Company will use its best efforts within six months of the date of this Agreement to cause the registration of 378,788 of the Shares for public resale under the Securities Act of 1933, as amended (the "Act"), with the U.S. Securities and Exchange Commission (the "Commission").
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     (d)  OUTSTANDING SHARES. As of May 1, 1999, the Company has 28,260,304
shares of Common Stock outstanding and has issued outstanding warrants, which if fully executed would result in the issuance of an additional 6,901,352 shares of Common Stock. As of May 1, 1999 and through the acceptance of this Agreement by the Company, the Company has not issued and has not entered into an agreement, contract or understanding to issue, any Common Stock or Warrant or other convertible instrument convertible into Common Stock.

3.   REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER.

     In consideration of the Company's offer to sell the Shares and the Warrants, the Subscriber hereby represents and warrants to the Company and its officers, directors, agents, employees, counsel and shareholders as follows:

     (a) INFORMATION ABOUT THE COMPANY. The Subscriber has had the opportunity to ask questions of, and receive adequate answers from, the Company, or an agent or a representative of the Company, concerning the terms and conditions of the investment and the business and affairs of the Company, and to obtain any additional information necessary to verify such information, and the Subscriber has received such additional information concerning the Company as the Subscriber considers necessary or advisable in order to form a decision concerning an investment in the Company. Without limiting the foregoing, the Subscriber has received a copy of and has read the Company's Registration Statement on Form 10-SB filed February 12, 1999 with the Commission.

     (b) HIGH DEGREE OF RISK. The Subscriber realizes that the Shares and Warrants involve a high degree of risk, including the risk of receiving no return on the investment and of losing the Subscriber's entire investment in the Company.

     (c) ABILITY TO BEAR THE RISK. The Subscriber is able to bear the economic risk of investment in the Shares and Warrants, including the total loss of such investment.

     (d) APPROPRIATE INVESTMENT. Subscriber believes, in light of the information provided pursuant to Section 3(a) above, that subscribing for the Shares and Warrants pursuant to the terms of this Agreement is an appropriate and suitable investment for Subscriber.

     (e) BUSINESS SOPHISTICATION. The Subscriber is experienced and knowledgeable in financial and business matters and capable of assessing the merits and risks of purchasing securities of the Company.

     (f)  STATE OF RESIDENCE. The Subscriber represents and warrants to the
Company that the Subscriber is a bona fide resident of the State of           .
                                                                    ----------

4. INVESTMENT INTENT. The Subscriber represents and warrants to the Company as follows:

     (a) The Subscriber has been advised that (i) the sale of the Shares and the Warrants to the Subscriber has not been registered under the Act or relevant state laws but are being offered pursuant to exemptions from registration provided under the Act and applicable state laws; (ii) reliance upon such exemption or exemptions is predicated, in part, on the Subscriber's representations and warranties that the Subscriber is acquiring such Shares and Warrants (and the shares of Common Stock underlying the Warrants) for investment, for the Subscriber's own account, and for long-term investment and not with the intent of reselling or otherwise distributing the same, and the Subscriber alone shall have the full legal and equitable right, title and interest in the Shares and Warrants;

     (b) The Subscriber understands that the effect and intent of the Subscriber's representations in subsection (a) above is that the Subscriber does not presently contemplate the disposal of all, or any part of, the Shares or the Warrants (or the shares of Common Stock underlying the Warrants), and that at such time as the Subscriber desires or determines to dispose of all or any part of the Shares or Warrants (or the shares of Common Stock underlying the Warrants), the Subscriber understands that the Subscriber must first notify the Company, and that the Company shall require an opinion of its attorney or of the Subscriber's attorney, or both, that such disposition will not negate the Subscriber's intent as expressed herein, and that, in view of the exemption claimed, such disposition will be permissible;

     (c) The Subscriber understands that, except for such Shares as are registered and publicly sold as and to the extent provided by Section 2(c) above, the subsequent transfer of the Shares or the Warrants (and the Common Stock underlying the Warrants) will be restricted and that the effect of the restrictions on the transfer of the Shares and the Warrants (and the Common Stock underlying the Warrants) include the facts, among others, that: (i) the Subscriber will be unable to sell, encumber or otherwise transfer the Shares or the Warrants (or the Common Stock underlying the Warrants) unless there is an effective registration statement concerning such disposition under the Act, and effective registrations and qualifications under applicable state laws, or all necessary exemptions from such registrations or qualifications under the Act and state laws, as applicable;

     (d) The Subscriber has a financial net worth, or anticipated income, such that a sale of such Shares or Warrants (or the Common Stock underlying the Warrants) need not be made in the foreseeable future to satisfy any financial obligation of which the Subscriber is or contemplates the Subscriber will become subject;

     (e) The Subscriber understands that exemptions from the registration and qualification requirements, as referred to above, may not be available to the Subscriber, and the Company, and its agents and counsel, will be no obligation to assist the Subscriber in registering or qualifying a disposition of the Shares or the Warrants (or the shares of Common Stock underlying such Warrants) or in obtaining or establishing an exemption from such registration or qualification requirements, except for the Shares to the limited extent provided by Section 2(c) above; and

     (f) The Subscriber understands that any certificate representing the Shares or the Warrants (or the shares of Common Stock underlying the Warrants) will bear a legend stating, in effect, that the issuance or sale of the Shares and the Warrants (and the future possible issuance of the shares of Common Stock underlying such Warrants) have not been registered under the Act or any applicable state securities laws, and such legend may refer to the restrictions on transfers and sales contained in this Agreement and as set forth in Section 7 hereof.

6. COMPLIANCE WITH THE ACT. The Subscriber agrees that if the Shares, the Warrants or the shares of Common Stock underlying the Warrants, or any part thereof, are sold or distributed in the future, the Subscriber shall sell or distribute them pursuant to the requirements of the Act and all applicable state securities laws. The Subscriber agrees that the Subscriber will not transfer any part of such securities without: (i) obtaining a "no action" letter from the Commission and all applicable state securities officers; (ii) obtaining an opinion of counsel, in form and substance acceptable to the Company, and its counsel, to the effect that such transfer is exempt from the registration requirements of the Act and all applicable state securities laws; or (iii) such registration under the Act.

7. RESTRICTIVE LEGEND. The Subscriber agrees that the Company shall place a restrictive legend on all documents representing the Shares, the Warrants and the Common Stock underlying the Warrants containing, substantially, the following language:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, (the "Act"), have not been registered under any state securities laws and are subject to a Subscription and Investment Representation Agreement. These securities may not be sold, offered for sale, or transferred in the absence of an effective registration statement under the Act and under all applicable state securities laws, or receipt by the Company and its counsel of an opinion of counsel acceptable to the Company and its counsel that such transaction is exempt from registration under the Act and under all applicable state securities laws."

8. STOCK TRANSFER ORDER. The Subscriber agrees that the Company may place a stop transfer order with its registrar and stock transfer agent (if any) concerning all certificates representing the Shares, the Warrants and the Common Stock underlying the Warrants.

9. KNOWLEDGE OF RESTRICTIONS UPON TRANSFER OF SECURITIES. The Subscriber understands that the Shares and the Warrants are not, and the shares of Common Stock issuable upon exercise of the Warrants will not be, freely transferable and may, in fact, be prohibited from sale for an extended period of time and that the Subscriber may have extremely limited opportunities to dispose of any of such securities. The Subscriber understands that Rule 144 of the Commission permits the transfer of "restricted securities" of the type here involved only under certain limited conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

10. KNOWLEDGE AND EXPERIENCE. The Subscriber represents and warrants to the Company as follows:

     (a) The Subscriber believes the Subscriber has such knowledge and experience in financial and business matters and that the Subscriber is capable of evaluating the merits and risks of the prospective investment in the Shares, the Warrants and the Common Stock underlying the Warrants.

     (b) To the extent the Subscriber deems necessary, the Subscriber has sought and obtained such personal and professional advice with respect to the very high risks inherent in the investment in the securities offered hereby as the Subscriber deems appropriate or necessary in light of the Subscriber's personal financial condition and investment needs.

     (c) The Subscriber has been given access to full and complete information regarding the Company and has utilized such access to the Subscriber's satisfaction for the purpose of obtaining information in addition to, or verifying information included herein or otherwise provided; and particularly, the Subscriber has either attended, or been given reasonable opportunity to attend, a meeting with officers or representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the terms and conditions of the placement of the securities offered hereby and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided herein or otherwise.

11. BINDING EFFECT; NON-ASSIGNMENT. Neither this Agreement, nor any interest herein, shall be assignable by the Subscriber without prior written consent of the Company. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns.

12. REPRESENTATIONS TO SURVIVE DELIVERY. The representations, warranties, and agreements of Company and of the Subscriber contained in this Agreement will remain operative and in full force and effect and will survive the payment of the purchase price pursuant to Section 1 hereof and the delivery of any documents representing the Shares or the Warrants.

13. ACCREDITED STATUS. The Subscriber represents and warrants that the Subscriber is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000.

14. ARBITRATION. It is agreed that all controversies that may arise between the Subscriber, or any person having an interest in the Shares, the Warrants or the Common Stock underlying such Warrants, or any part thereof, and the Company, or any of its officers, directors, employees, attorneys, experts or affiliates, concerning the Subscriber's purchase of the Shares, the Warrants or the Common Stock underlying the Warrants, and any representation or omission in connection with any aspect of the transactions contemplated hereby, the construction, performance or breach of this or any other agreement pertaining to the securities of the Company, or any related matter, shall be determined by arbitration held in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Any arbitration under this Agreement shall be held in Minneapolis, Minnesota. The award of the arbitrators, or the majority of them shall be final, and judgment upon the award rendered may be entered in any court having jurisdiction.

15. DILUTION. The Company agrees to limit dilution for twelve (12) months from the date of this Agreement. In the event the Company issues or contracts to issue shares in one or a series of private placements exceeding (i) one (1) million shares in the aggregate (the first trigger amount) during the time period from May 17, 1999 through and including six months from the date of acceptance of this Agreement by the Company, or (ii) two million shares in the aggregate (the second trigger amount) during the time period from May 17, 1999 through and including one year from the date of acceptance of this Agreement by the Company, the Company agrees to grant Subscriber the option, exercisable within sixty (60) days of receipt of notice by Subscriber from the Company of an event which triggers the option, to re-purchase the "shares" from the subscriber based upon the following table:

If the first trigger amount occurs:
          @$4 (per share) if in the first month
          @$4.25 if in the second month
          @$4.50 if in the third month
          @$4.75 if in the fourth month
          @$5.00 if in the fifth month or sixth month

If the second trigger amount occurs:
          @$5.00 from months six through twelve

     This does not include shares issued in support of strategic alliances or public stock offerings, e.g., an underwritten or secondary offering. The Company shall promptly notify subscriber of all private placement transactions from May 17, 1999 through and including one year from the date of acceptance of this Agreement by the Company.

16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, exclusive of its conflict of laws rules.

     IN WITNESS WHEREOF, the undersigned have hereunto affixed their signatures.


                                                   /s/ Sherman Dreiseszun
                                               --------------------------------
                                               Sherman Dreiseszun

                         VIRTUAL TECHNOLOGY CORPORATION                EXHIBIT A
                          COMMON STOCK PURCHASE WARRANT

     THE SECURITIES REPRESENTED BY THIS COMMON STOCK PURCHASE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT"), HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS AND ARE SUBJECT TO A SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT. THIS COMMON STOCK PURCHASE WARRANT, AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR RECEIPT BY THE COMPANY AND ITS COUNSEL OF AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND UNDER ALL APPLICABLE STATE SECURITIES LAWS.

     Virtual Technology Corporation, a Minnesota corporation (the "Company"), hereby agrees that, for value received, Sherman Dreiseszun is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after _________________, 1999, and before 5:00 p.m., Minneapolis, Minnesota time, on _____________________, 2001, two hundred thousand (200,000)
shares of the Company's Common Stock at an exercise price of $9.00 per share (the "Warrant Shares").

1. EXERCISE OF WARRANT. The purchase rights granted by this Warrant shall be exercised (in minimum quantities of 100 Warrant Shares) by the holder surrendering this Warrant with the form of exercise attached hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by cashier's check payable to the order of the Company, of the purchase price payable in respect of the Warrant Shares being purchased. If less than all of the Warrant Shares purchasable hereunder are purchased, the Company will, upon such exercise, execute and deliver to the holder hereof a new Warrant (dated the date hereof) evidencing the number of Warrant Shares not so purchased. As soon as practicable after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, a certificate or certificates representing the Warrant Shares purchased upon such exercise. The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:

     "The transfer of the shares represented by this certificate is restricted pursuant to the terms of a Common Stock Purchase Warrant dated __________________, 1999, issued by Virtual Technology Corporation, a copy of which is available for inspection at the offices of the Company. Transfer may not be made except in accordance with the terms of the Common Stock Purchase Warrant. In addition, no sale, offer to sell or transfer of the shares represented by this certificate shall be made without (i) the opinion of counsel satisfactory to the Company that such sale, offer, or transfer may be made without registration or qualification under the Securities Act of 1933, as amended, and applicable state securities laws or
     (ii) such registration or qualification."

2. NEGOTIABILITY AND TRANSFER. In addition to the limitations on sale, offer for sale, transfer or other disposition of this Warrant and the Warrant Shares as provided in the opening paragraph of this Warrant, this Warrant is issued upon the following terms, to which each holder hereof consents and agrees:

(a) Until this Warrant is duly transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner hereof for all purposes without being affected by any notice to the contrary.

(b) Each successive holder of this Warrant, or of any portion of the rights represented thereby, shall be bound by the terms and conditions set forth herein.

3. ANTIDILUTION ADJUSTMENTS. If the Company shall at any time hereafter subdivide or combine its outstanding shares of Common Stock, or declare a dividend payable in Common Stock, the exercise price in effect immediately prior to the subdivision, combination, or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or proportionately decreased, in the case of subdivision or declaration of a dividend payable in Common Stock, and the number of Warrant Shares purchasable upon exercise of this Warrant immediately preceding such event, shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after such subdivision, combination, or dividend payable in Common Stock and multiplying the result of such division against the number of Warrant Shares purchasable upon the exercise of this Warrant immediately preceding such event, so as to achieve an exercise price and number of Warrant Shares purchasable after such event proportional to such exercise price and number of Warrant Shares purchasable immediately preceding such event. All calculations hereunder shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the day of exercise as determined in good faith by the Company. In case of any capital reorganization or any reclassification of the shares of Common Stock of the Company, or in the case of any consolidation with or merger of the Company into or with another corporation, or the sale of all or substantially all of its assets to another corporation, which is effected in such a manner that the holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then, as a part of such reorganization, reclassification, consolidation, merger, or sale, as the case may be, lawful provision shall be made so that the holder of the Warrant shall have the right thereafter to receive, upon the exercise hereof, the kind and amount of shares of stock or other securities or property which the holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, merger, or sale, the holder had held the number of Warrant Shares which were then purchasable upon the exercise of the Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the holder of the Warrant, to the end that the provisions set forth herein (including provisions with respect to adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant. When any adjustment is required to be made in the exercise price, initial or adjusted, the Company shall forthwith determine the new exercise price and (a) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new exercise price and (b) cause a copy of such statement to be mailed to the holder of the Warrant as of a date within ten (10) days after the date when the circumstances giving rise to the adjustment occurred.

4. NOTICES. The Company shall mail to the registered holder of the Warrant, at his or her last known post office address appearing on the books of the Company, not less than fifteen (15) days prior to the date on which (a) a record will be taken for the purpose of determining the holders of shares of Common Stock entitled to dividends (other than cash dividends) or subscription rights or (b) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the holders of common stock entitled to notice of and to vote at a meeting of shareholders at which any capital reorganization, reclassification of common stock, consolidation, merger, dissolution, liquidation, winding up, or sale of substantially all of the Company's assets shall be considered and acted upon.

5. RESERVATION OF COMMON STOCK. A number of shares of Common Stock sufficient to provide for the exercise of the Warrant and the Warrant Shares included therein upon the basis herein set forth shall at all times be reserved for the exercise thereof.

6. MISCELLANEOUS. Whenever reference is made herein to the issue or sale of shares of Common Stock, the term "Common Stock" shall include any stock of any class of the Company other than preferred stock that has a fixed limit on dividends or a payment preference in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company. The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations, or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the holder hereof against dilution. Upon written request of the holder of this Warrant, the Company will promptly provide such holder with a then current written list of the names and addresses of all holders of warrants originally issued under the terms of, and concurrent with, this Warrant. The representations, warranties, and agreements herein contained shall survive the exercise of this Warrant. References to the "holder of" include the immediate holder of Warrant Shares purchased on the exercise of this Warrant, and the word "holder" shall include the plural thereof. This Common Stock Purchase Warrant shall be interpreted under the laws of the State of Minnesota, exclusive of its conflict of laws rules. All Warrant Shares or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid, and nonassessable, and the Company will pay all taxes in respect of the issuer thereof. Notwithstanding anything contained herein to the contrary, the holder of this Warrant shall not be deemed a shareholder of the Company for any purpose whatsoever until and unless this Warrant is duly exercised.

     IN WITNESS WHEREOF, the undersigned has caused this Warrant to be signed by
its duly authorized officer this       day of                    , 1999.
                                 -----        -------------------

                                           VIRTUAL TECHNOLOGY CORPORATION


                                           By
                                             -----------------------------------


                                           Its
                                               ---------------------------------

                              WARRANT EXERCISE FORM

                   To be signed only upon exercise of Warrant.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _______________ of the Warrant Shares of Virtual Technology Corporation to which such Warrant relates and herewith makes payment of $____________ therefor in cash or by certified check, and requests that such Warrant Shares be issued and be delivered to the address for which is set forth below the signature of the undersigned.

     Dated:
           --------------------



                                          --------------------------------------
                                          (Taxpayer's I.D. Number)



                                          --------------------------------------
                                          (Signature)



                                          --------------------------------------
                                          (Address)


                                          --------------------------------------
                                          (City, State and Zip Code)

                                 ASSIGNMENT FORM

             To be signed only upon authorized transfer of Warrant.

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________ the right to purchase Warrant Shares of Virtual Technology Corporation to which the within Warrant relates and appoints _____________________________, attorney, to transfer said right on the books of such corporation with full power of substitution in the premises.

           Dated:
                 --------------------



                                          --------------------------------------
                                          (Taxpayer's I.D. Number)



                                          --------------------------------------
                                          (Signature)



                                          --------------------------------------
                                          (Address)


                                          --------------------------------------
                                          (City, State and Zip Code)